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                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT, dated as of October 13, 2003 (this "SECURITY AGREEMENT"), is entered into by Smart Online, Inc., a Delaware corporation headquartered at 2530 Meridian Parkway, Durham, North Carolina 27713 (the "DEBTOR") in favor of the persons listed on SCHEDULE A hereto, ("SECURED PARTIES"), and such other persons as may become Secured Parties of secured obligations as described herein.

                               W I T N E S S E T H

        WHEREAS, Secured Parties have agreed to allow Debtor to defer certain payments owed to the Secured Parties pursuant to certain outstanding loans and employment agreements and in exchange Debtor has agreed to issue to the Secured Parties certain promissory notes dated October 13, 2003 (the "PROMISSORY NOTES") by Debtor in favor of Secured Parties, which agreements are evidenced by certain Deferred Compensation Agreements and certain Loan and Settlement Agreements, each of which are listed on SCHEDULE A hereto; and

        WHEREAS, in order to induce Secured Parties to make the loans under the Promissory Notes, Debtor has agreed to enter into this Agreement;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor and Secured Parties hereby agree as follows:

        1. DEFINITIONS. The following terms when used in this Security Agreement shall have the meanings set forth below:

        1.1 "SECURED COLLATERAL" shall mean all tangible and intangible property of Debtor of any kind, whether now owned or existing or hereafter acquired, including, without limitation: (a) all equipment in all of its forms of Debtor, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefore (all of the foregoing being "EQUIPMENT"); (b) all inventory in all of its forms of Debtor, wherever located, including all accessions thereto, products thereof and documents therefore (all of the foregoing being "INVENTORY"); (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles of Debtor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of Debtor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles; (d) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; (e) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by Debtor, all firmware associated therewith; all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such software and firmware described in the preceding clauses; and all rights with respect to all of the foregoing, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing; (f) all intellectual property of Debtor, including, without limitation,

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all inventions, whether patentable or not, trade secrets, patents, trademarks, service marks, applications for patents, trademarks and service marks, copyrights (registered and unregistered), software, including both object and source code, all names and domain names, telephone numbers and email addresses;
(g) all of Debtor's other property and rights of every kind and description and interests therein; and (h) all products, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing, including, without limitation, all payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

        1.2 "SECURED OBLIGATIONS" shall mean all obligations of Debtor now or hereafter existing under the Loan Documents, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of Debtor to the Secured Parties under any other agreement, whether existing now or arising in the future.

        1.3 "LOAN DOCUMENTS" shall mean this Security Agreement and the Promissory Notes and other agreements listed on SCHEDULE A hereto.

        1.4 "SECURED PARTIES" shall mean both the Secured Parties set forth above and any person that becomes a Secured Parties of any Note in accordance with the provisions of the Loan Documents.

        1.5 "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State of North Carolina or other applicable jurisdiction.

        1.6 Other terms used in this Agreement that are defined in the Uniform Commercial Code shall have the meanings set forth in such code.

        2.      GRANT OF SECURITY INTEREST.

        2.1 GRANT. Debtor hereby assigns and pledges to the Secured Parties, and hereby grants to the Secured Parties a first priority security interest in, all of the Secured Collateral.

        2.2 SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of all Secured Obligations.

        2.3 CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Secured Collateral and shall (a) remain in full force and effect until payment in full of all Secured Obligations; (b) be binding upon Debtor, its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and its successors, transferees and assigns. Without limiting the generality of this clause, Secured Parties may sell, assign, or otherwise transfer (in whole or in part) the Promissory Notes to any other person, and such other person shall thereupon become vested with all the rights and benefits in respect thereof granted to the Secured Parties under this Security Agreement.

        2.4 DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding Debtor shall remain liable under the contracts and agreements included in the Secured Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed. The exercise by Secured Parties of any rights hereunder shall not release Debtor from any of its duties or obligations under any such contracts or agreements included in the Secured Collateral. The Secured Parties shall not have any


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obligation or liability under any such contracts or agreements included in the
Secured Collateral by reason of this Security Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder by reason of this Security Agreement.

        2.5 SECURITY INTEREST ABSOLUTE. All rights of the Secured Parties and the security interests granted to the Secured Parties hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) the failure of Secured Parties to assert any claim or demand or to enforce any right or remedy against Debtor or to exercise any right or remedy against any other guarantor of, or Secured Collateral security for, any Secured Obligations; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation; (c) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Debtor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affect, any Secured Obligations; (d) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document; (e) any addition, exchange, release, surrender or nonperfection of any Secured Collateral, or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or
(f) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Debtor, any surety or any guarantor.

        2.6 FURTHER ASSURANCES. Debtor agrees that, from time to time and at its own expense, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Parties may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Secured Collateral, including any patent, trademark, service mark, copyright, or other intellectual property. With respect to the foregoing and the grant of the security interest hereunder, Debtor hereby authorizes the Secured Parties to file one or more financing or continuation statements, and amendments thereto and other documents Secured Parties determines is useful, relative to all or any part of the Secured Collateral without the signature of Debtor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Secured Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

        2.7 TERMINATION. Upon the payment in full of all Secured Obligations, the security interest granted herein shall terminate and all rights to the Secured Collateral shall revert to Debtor. Upon any such termination, the Secured Parties will, at Debtor's sole expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

        3. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants unto the Secured Parties as follows:

        3.1 LOCATION OF OFFICE AND SECURED COLLATERAL. The place of business and chief executive office of Debtor and the office where Debtor keeps its records concerning the Secured Collateral is


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located at the address above. All of the Secured Collateral is and will continue to be located at such place.

        3.2 OWNERSHIP; NO LIENS. Debtor owns the Secured Collateral free and clear of any lien, security interest, charge or encumbrance except a security interest granted to secure certain obligations to William Furr and except for the security interest created by this Security Agreement and except as permitted by the Loan Documents. Debtor has exclusive possession and control of its Equipment and Inventory.

        3.3 VALIDITY. This Security Agreement creates a valid security interest in the Secured Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or shall be taken within three (3) business days.

        3.4 CONTINUING INTEREST. Debtor will keep the Secured Collateral free from any adverse lien, security interest or encumbrance and do such other acts or things as Secured Parties may from time to time request to establish and maintain a valid and perfected security interest on the Secured Collateral (free of any adverse lien, security interest or encumbrance) to secure the payment and performance of the Secured Obligations and to permit Secured Parties to exercise all rights and privileges granted to it in this Agreement.

        4.      EVENTS OF DEFAULT AND REMEDIES.

        4.1 EVENTS OF DEFAULT. Any one of the following events shall constitute a default hereunder: (a) failure of Debtor to pay as and when due any of the Secured Obligations; (b) failure of Debtor to perform its obligations under this Security Agreement; (c) if any representation or warranty of Debtor made in this Security Agreement shall prove to be untrue in any material respect; or (d) any other default as set forth in either of the Promissory Notes.

        4.2 CERTAIN REMEDIES. If the event of a default the Secured Parties shall have the following rights:

                (a) RIGHTS UNDER THE UCC. The Secured Parties may exercise in respect of the Secured Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Parties on default under the UCC (whether or not the UCC applies to the affected Secured Collateral).

                (b) SALE OF SECURED COLLATERAL. Secured Parties may (i) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon request of the Secured Parties forthwith, assemble all or part of the Secured Collateral as directed by the Secured Parties and make it available to the Secured Parties at a place to be designated by the Secured Parties which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Secured Collateral or any part thereof in one or more parcels at public or private sale, at any Secured Parties's office or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Parties may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of the Secured Collateral regardless of notice of sale having been given. The


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Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (c) PROCEEDS OF SALE AND DEFICIENCIES. The proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Secured Collateral may, in the discretion of the Secured Parties and after deduction of all costs and expenses of the sale (including reasonably attorneys fees), be held by the Secured Parties as Secured Collateral for, and/or then or at any time thereafter applied in whole or in part against all or any part of the Secured Obligations in such order as the Secured Parties shall elect. Any surplus of such cash or cash proceeds held by the Secured Parties and remaining after payment in full of all the Secured Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus. Debtor shall remain liable to Secured Parties for any deficiency.

        5.      MISCELLANEOUS PROVISIONS

        5.1 AMENDMENTS, ETC. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed on behalf of the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        5.2 NOTICES. All notices and other communications hereunder shall be in writing and sent by registered or certified mail, by nationally recognized courier service, by facsimile transmission, or by personal delivery, addressed to Debtor or the Secured Parties at their respective addresses set forth above or at such other address as shall be designated by Debtor or by any Secured Parties in a written notice to Debtor and all Secured Parties at their respective addresses set above or as have been changed from time to time.

        5.3 NO WAIVER; REMEDIES. No failure on the part of any Secured Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The Secured Parties shall exercise any of the rights of the Secured Parties hereunder (including any amendment of this Agreement or waiver of any rights) only as decided by Michael Nouri or a person designated in writing by Michael Nouri. In the event Michael Nouri shall die or be incapacitated without having designated a person to decide whether and how to exercise the rights of the Secured Parties hereunder, a majority of the Secured Parties, without regard to the amount owed to each, shall determine how to exercise the rights of all the Secured Parties hereunder, but any amounts collected shall be shared pro rata based on the amount owed by Debtor to each Secured Party. This Agreement may be amended only upon written consent of (i) Debtor; (ii) Michael Nouri; and (iii) a majority of the Secured Parties without regard to the amount owed to each.

        5.4 SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.


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        5.5     GOVERNING LAW. This Security Agreement shall be governed by and construed in accordance with internal laws of the State of North Carolina.

        5.6 ENTIRE AGREEMENT. This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral with respect thereto.

        IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed and delivered by their duly authorized officer as of the date first above noted.

        DEBTOR


        SMART ONLINE, INC.

                                                  (Corporate Seal)
        By: /s/ Dennis Michael Nouri
            ---------------------------
        Title: Chief Executive Officer

                                                  ATTEST:

                                                  /s/ Ronna Loprete
                                                  ------------------
                                                  Secretary

        SECURED PARTIES

        /s/ Dennis Michael Nouri
        -------------------------------
        Dennis Michael Nouri


        /s/ Henry Nouri
        -------------------------------
        Henry Nouri


        /s/ Ronna Loprete
        -------------------------------
        Ronna Loprete


        /s/ Thomas Furr
        -------------------------------
        Thomas Furr


        /s/ Eric Nouri
        ------------------------------
        Eric Nouri


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                                   SCHEDULE A
                                       TO
                   SECURITY AGREEMENT DATED OCTOBER ___, 2003

---------------------------- ---------------------------------------------------
       SECURED PARTY                         ADDRESS
---------------------------- ---------------------------------------------------
                             500-201 Market Street
Dennis Michael Nouri         Chapel Hill, North Carolina 27516

---------------------------- ---------------------------------------------------
                             106 Vapata Lane
Henry Nouri                  Chapel Hill, North Carolina 27514

---------------------------- ---------------------------------------------------
                             208 Village Crossing Drive
Ronna Loprete                Chapel Hill, North Carolina 27517

---------------------------- ---------------------------------------------------
                             205 Calderon Drive
Thomas Furr                  Chapel Hill, North Carolina 27516

---------------------------- ---------------------------------------------------
                             604-204 Copperline Drive
Eric Nouri                   Chapel Hill, North Carolina 27516

---------------------------- ---------------------------------------------------

SECURED OBLIGATIONS
-------------------

$358,229.13 Promissory Note dated October 13, 2003 to Dennis Michael Nouri. $83,733.20 Promissory Note dated October 13, 2003 to Dennis Michael Nouri. $346,733.20 Promissory Note dated October 13, 2003 to Henry Nouri. $91,875.00 Promissory Note dated October 13, 2003 to Ronna Loprete. $113,039.78 Promissory Note dated October 13, 2003 to Thomas Furr.
$54, 925.00 Promissory Note dated October 13, 2003 to Eric Nouri.

Loan and Settlement Agreement dated October 13, 2003 with Dennis Michael Nouri.

Deferred  Compensation  Agreement  dated  October 13,  2003 with Dennis  Michael
   Nouri.
Deferred Compensation Agreement dated October 13, 2003 with Henry Nouri. Deferred Compensation Agreement dated October 13, 2003 with Ronna Loprete. Deferred Compensation Agreement dated October 13, 2003 with Thomas Furr. Deferred Compensation Agreement dated October 13, 2003 with Eric Nouri.

Employment Agreement dated July 14, 1999 with Dennis Michael Nouri. Employment Agreement dated July 14, 1999 with Henry Nouri.
Employment Agreement dated June 29, 1999 with Ronna Loprete.
Employment Agreement dated September 15, 2001with Thomas Furr.
Employment Agreement dated April 1, 2002 with Eric Nouri.